SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2005

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED

                                 C O N T E N T S

                                                                       PAGE
                                                                    ------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                  1

BALANCE SHEET                                                            2

STATEMENT OF OPERATIONS                                                  3

STATEMENT OF COMPREHENSIVE INCOME                                        4

STATEMENT OF STOCKHOLDERS' EQUITY                                        5

STATEMENT OF CASH FLOWS                                                  6

NOTES TO FINANCIAL STATEMENTS                                         7 - 11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Shouguang Yuxin Chemical Industry Co., Limited
Shouguang City, Shandong Province

We have audited the accompanying balance sheet of Shouguang Yuxin Chemical Industry Co., Limited as of December 31, 2005 and the related statements of operations, comprehensive income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shouguang Yuxin Chemical Industry Co., Limited as of December 31, 2005 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Morison Cogen LLP

January 2, 2007

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                                  BALANCE SHEET
                                DECEMBER 31, 2005

                  ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                         $  3,132,607
  Accounts receivable                                                    128,679
  Prepayments and other receivables                                       44,329
  Inventories                                                            800,548
  Prepaid land lease                                                         496
  Due from related party                                                  46,321
                                                                    ------------
                                                                       4,152,980

PROPERTY, PLANT AND EQUIPMENT, Net                                       820,553

DUE FROM RELATED PARTIES                                                 620,000

PREPAID LAND LEASE, Net of current portion                                23,312
                                                                    ------------

TOTAL ASSETS                                                        $  5,616,845
                                                                    ============

    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                             $    114,432
  Due to director                                                         49,380
  Taxes payable                                                          372,274
                                                                    ------------

TOTAL LIABILITIES                                                        536,086
                                                                    ------------

           STOCKHOLDERS' EQUITY

PAID-IN CAPITAL                                                        1,329,592

RETAINED EARNINGS - UNAPPROPRIATED                                     3,102,994

RETAINED EARNINGS - APPROPRIATED
  Statutory Common Reserve Fund                                          365,496
  Statutory Public Welfare Fund                                          182,748

CUMULATIVE TRANSLATION ADJUSTMENT                                         99,929
                                                                    ------------

TOTAL STOCKHOLDERS' EQUITY                                             5,080,759
                                                                    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $  5,616,845
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

REVENUE
  Net sales                                                         $  9,776,858
  Maintenance service income                                           1,371,535
                                                                    ------------
                                                                      11,148,393
                                                                    ------------
OPERATING EXPENSES
  Cost of revenue                                                      7,013,513
  General and administrative expenses                                    797,879
                                                                    ------------
                                                                       7,811,392
                                                                    ------------

INCOME FROM OPERATIONS                                                 3,337,001
                                                                    ------------

OTHER INCOME
  Rental income                                                           14,666
  Interest income                                                            415
                                                                    ------------
                                                                          15,081
                                                                    ------------

INCOME BEFORE INCOME TAXES                                             3,352,082

INCOME TAXES                                                           1,048,512
                                                                    ------------

NET INCOME                                                          $  2,303,570
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                        STATEMENT OF COMPREHENSIVE INCOME
                          YEAR ENDED DECEMBER 31, 2005

NET INCOME                                                          $  2,303,570

OTHER COMPREHENSIVE INCOME
  Foreign currency translation adjustment                                 99,929
                                                                    ------------

COMPREHENSIVE INCOME                                                $  2,403,499
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                        STATEMENT OF STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2005

                                                                   Retained Earnings - Appropriated
                                                                   --------------------------------
                                     Additional       Retained        Statutory       Statutory       Cumulative
                                      Paid-in         Earnings -        Common          Public       Translation
                                      capital      Unappropriated    Reserve Fund    Welfare Fund     Adjustment         Total
                                    ------------   --------------    ------------    ------------    ------------    ------------
BALANCE AT JANUARY 1, 2005          $  1,329,592    $  1,118,744     $    152,616    $     76,308    $         --    $  2,677,260

Initial capitalization                        --              --               --              --              --              --

Cumulative translation adjustment             --              --               --              --          99,929          99,929

Transfer to reserve funds                     --        (319,320)         212,880         106,440              --              --

Net income for the year ended
 December 31, 2005                            --       2,303,570               --              --              --       2,303,570
                                    ------------    ------------     ------------    ------------    ------------    ------------

BALANCE AT DECEMBER 31, 2005        $  1,329,592    $  3,102,994     $    365,496    $    182,748    $     99,929    $  5,080,759
                                    ============    ============     ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                       $  2,303,570
  Adjustments to reconcile net income
   to net cash provided by operating activities
    Depreciation and amortization                                        61,632
    Increase in assets
      Accounts receivable                                                (3,971)
      Prepayments and other receivables                                 (29,276)
      Inventories                                                      (397,585)
    Increase (decrease) in liabilities
      Accounts payable and accrued expenses                             (85,364)
      Tax payable                                                       120,327
                                                                   ------------

Net cash provided by operating activities                             1,969,333
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property, plant and equipment                             (13,807)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Increase in due to related parties                                   (656,757)
                                                                   ------------

EFFECTS OF EXCHANGE RATE CHANGE ON CASH                                  62,825
                                                                   ------------

NET INCREASE  IN CASH                                                 1,361,594

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                         1,771,013
                                                                   ------------

CASH AND CASH EQUIVALENTS - END OF YEAR                            $  3,132,607
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION
    Cash paid during the period for:

     Income taxes                                                  $    941,720
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Shouguang Yuxin Chemical Industry Co., Limited (the "Company"), was incorporated in Shouguang City, Shangdong Province, the People's Republic of China (the "PRC") on October 30, 2000 for the purpose of manufacturing chemical products for use in the oil industry and paper manufacturing industry. Operations commenced in January 2004.

Reporting Currency

The Company's functional currency is Renminibi ("RMB"); however, the reporting currency is the United States dollar ("USD").

Revenue Recognition

In accordance with Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. Subject to these criteria, the Company generally recognizes revenue at the time goods are delivered to the customer, and when the customer takes ownership and assumes risk of loss based on shipping terms.

Maintenance service income for oil pipelines is recognized when services are rendered.

Rental income is recognized on a straight-line basis over the terms of the rental agreement.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management's knowledge and experience. The more significant areas requiring the use of management estimates and assumptions relate to mineral reserves that are the basis for future cash flow estimates and units-of-production depreciation and amortization calculations. Accordingly, actual results could differ from those estimates.

Foreign Currency Translation

Assets and liabilities of the Company have been translated using the exchange rate at the balance sheet date. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Comprehensive Income

The Company follows the Statement of Financial Accounting Standard ("SFAS") No. 130, Reporting Comprehensive Income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Fair Value of Financial Instruments

The fair value of financial instruments classified as current assets or liabilities, including cash, receivables and payables, approximates carrying value due to the short-term maturity of the instruments.

Cash Equivalents

The Company considers all short-term securities purchased with a maturity of three months or less to be cash equivalents.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk

Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash and accounts receivable. The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure. Concentrations of credit risk with respect to accounts receivable are limited since the Company performs ongoing credit evaluations of its customers' financial condition and due to the generally short payment terms.

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, the Company has not provided for an allowance for doubtful accounts. As amounts become uncollectible, they will be charged to an allowance or operations in the period when a determination of uncollectibility is made.

Asset Retirement Obligation

The Company follows SFAS No. 143, Accounting for Asset Retirement Obligations, which established a uniform methodology for accounting for estimated reclamation and abandonment costs. SFAS No. 143 requires the fair value of a liability for an asset retirement obligation to be recognized in the period in which the legal obligation associated with the retirement of the long-lived asset is incurred. When the liability is initially recorded, the offset is capitalized by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. To settle the liability, the obligation is paid, and to the extent there is a difference between the liability and the amount of cash paid, a gain or loss upon settlement is recorded. Currently, there are no reclamation or abandonment obligations associated with the land being utilized for exploitation.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is provided to write off the cost of property, plant and equipment over their estimated useful lives using the straight-line method at the following rates per annum:

        Buildings                                           20 years
        Plant and machinery                                  8 years
        Office furniture and equipment                       8 years

The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognized in the income statement.

Prepaid Land Lease

Prepaid land lease is stated at cost and amortized over the period of the lease on the straight-line basis.

Inventories

Inventories consist of finished goods and raw materials. Raw materials are used in the production of chemical products, oilfield chemical additives, paper making chemicals and pesticide intermediates. Inventories are stated at the lower of cost and net realizable value. Cost which comprises direct materials and, where applicable, direct labor costs and those overhead costs that have been incurred in bringing the inventories and work in progress to their present locations and condition, is calculated using the first-in, first-out method. Net realizable value is based on estimated selling prices less estimated selling expenses.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Under the liability method, deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Employee Benefits

The Company participates in employee social security plans, including pension, medical, housing and other welfare benefits, organized by the government authorities in accordance with relevant regulations. Except for the above social security benefits, the Company has no additional commitment to other employee welfare benefits.

According to the relevant regulations, premium and welfare benefit contributions are remitted to the social welfare authorities and are calculated based on percentages of the total salary of employees, subject to a certain ceiling. Contributions to the plans are charged to the income statement as incurred, which was approximately $19,000 for the year ended December 31, 2005.

Start-up Costs

Start-up costs are expensed when incurred.

Advertising Costs

Advertising costs are expensed as incurred.

Shipping and Handling Fees and Costs

The Company follows Emerging Issues Task Force ("EITF") No. 00-10, Accounting for Shipping and Handling Fees and Costs. The Company does not charge its customers for shipping and handling. The Company classifies shipping and handling costs as part of the cost of net sales. For the year ended December 31, 2005, shipping and handling costs were $362,465.

Recoverability of Long Lived Assets

The Company follows SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company is not aware of any events or circumstances which indicate the existence of an impairment which would be material to the Company's annual financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 2 - INVENTORIES

Inventories consist of the following:

Raw materials                                                       $    723,824
Finished goods                                                            76,724
                                                                    ------------

                                                                    $    800,548
                                                                    ============

NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

Buildings                                                           $    830,180
Plant and machinery                                                       52,824
Office furniture and equipment                                           102,854
                                                                    ------------
                                                                         985,858
Less: Accumulated depreciation                                           165,305
                                                                    ------------

                                                                    $    820,553
                                                                    ============

Depreciation and amortization expense for the year ended December 31, 2005 was $63,025.

NOTE 4 - PREPAID LAND LEASE

The prepaid land lease represents land use rights granted for the usage of a piece of land located in the PRC for a term of 50 years. The prepaid lease is amortized on a straight-line basis over the term of the lease.

NOTE 5 - DUE FROM RELATED PARTIES

Amounts represent receivables due from three companies whose shareholder and director is also a shareholder and director of the Company. The amounts due are unsecured with no stated repayment terms.

NOTE 6 - DUE TO DIRECTOR

The amount due is unsecured, interest-free and with no stated repayment terms.

NOTE 7 - RETAINED EARNINGS - APPROPRIATED

In accordance with the relevant PRC regulations and the Company's Articles of Association, the Company is required to allocate its profit after tax to the following reserves:

Statutory Common Reserve Funds

The Company is required each year to transfer 10% of the profit after tax as reported under the PRC statutory financial statements to the statutory common reserve funds until the balance reaches 50% of the registered share capital. This reserve can be used to make up any loss incurred or to increase share capital. Except for the reduction of losses incurred, any other application should not result in this reserve balance falling below 25% of the registered capital.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 7 - RETAINED EARNINGS - APPROPRIATED (Continued)

Statutory Public Welfare Funds

The Company is required each year to transfer 5% of the profit after tax as reported under the PRC statutory financial statements to the statutory public welfare funds. This reserve is restricted to capital expenditure for employees' collective welfare facilities that are owned by the Company. The statutory public welfare funds are not available for distribution to the shareholders (except on liquidation). Once capital expenditure for staff welfare facilities has been made, an equivalent amount must be transferred from the statutory public welfare funds to the discretionary common reserve funds.

NOTE 8 - INCOME TAXES

As discussed in Note 1, the Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS No. 109. The statutory PRC tax rate is equivalent to the Company's effective tax rate. No provision for deferred taxes has been made as there were no material temporary differences at December 31, 2005.

NOTE 9 - MAJOR SUPPLIER

During 2005, the Company purchased 51% of its products from four suppliers. At December 31, 2005, amounts due to those suppliers included in accounts payable were $36,828. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.

NOTE 10 - CUSTOMER CONCENTRATION

The Company sells a substantial portion of its product to a limited number of customers. During the year ended December 31, 2005, sales to the Company's four largest customers, based on net sales made to such customers, aggregated $7,962,694, or approximately 80% of total net sales, and sales to the Company's largest customer represented approximately 46% of total net sales. At December 31, 2005, amounts due from these customers were $94,240. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.

NOTE 11 - SUBSEQUENT EVENT

On February 20, 2006, the Company declared dividends in the amount of $3,172,200, which was paid on March 15, 2006.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2006

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED

                                 C O N T E N T S

                                                                         PAGE
                                                                       ---------

BALANCE SHEETS                                                             1

STATEMENTS OF OPERATIONS                                                   2

STATEMENTS OF COMPREHENSIVE INCOME                                         3

STATEMENT OF STOCKHOLDERS' EQUITY                                          4

STATEMENTS OF CASH FLOWS                                                   5

NOTES TO FINANCIAL STATEMENTS                                           6 - 10

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                                 BALANCE SHEETS

                                                    September 30,   December 31,
                                                        2006            2005
                                                    ------------    ------------
                                                    (Unaudited)       (Audited)
                 ASSETS

CURRENT ASSETS
  Cash and cash equivalents                         $  2,312,835    $  3,132,607
  Accounts receivable                                    136,561         128,679
  Prepayments and other receivables                       11,394          44,329
  Inventories                                            419,686         800,548
  Prepaid land lease                                         506             496
  Due from related party                                  47,294          46,321
                                                    ------------    ------------
                                                       2,928,276       4,152,980

PROPERTY, PLANT AND EQUIPMENT, Net                       790,376         820,553

DUE FROM RELATED PARTIES                               1,266,000         620,000

PREPAID LAND LEASE, Net of current portion                23,421          23,312
                                                    ------------    ------------

TOTAL ASSETS                                        $  5,008,073    $  5,616,845
                                                    ============    ============

  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses             $    448,816    $    114,432
  Due to director                                         50,417          49,380
  Taxes payable                                          460,468         372,274
                                                    ------------    ------------

TOTAL LIABILITIES                                        959,701         536,086
                                                    ------------    ------------

           STOCKHOLDERS' EQUITY

PAID-IN CAPITAL                                        1,329,592       1,329,592

RETAINED EARNINGS - UNAPPROPRIATED                     1,684,042       3,102,994

RETAINED EARNINGS - APPROPRIATED
  Statutory Common Reserve Fund                          571,761         365,496
  Statutory Public Welfare Fund                          285,880         182,748

CUMULATIVE TRANSLATION ADJUSTMENT                        177,097          99,929
                                                    ------------    ------------

TOTAL STOCKHOLDERS' EQUITY                             4,048,372       5,080,759
                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $  5,008,073    $  5,616,845
                                                    ============    ============

                 See accompanying notes to financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                            STATEMENTS OF OPERATIONS
           FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005 AND
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                                   (UNAUDITED)

                                          Three Months      Three Months       Nine Months      Nine Months
                                             Ended              Ended             Ended            Ended
                                          September 30,     September 30,     September 30,     September 30,
                                             2006               2005              2006             2005
                                         --------------    --------------    --------------    --------------
REVENUE
  Net sales                              $    4,379,013    $    2,653,029    $   11,507,636    $    6,777,071
  Maintenance service income                         --           122,916           106,168         1,116,470
                                         --------------    --------------    --------------    --------------
                                              4,379,013         2,775,945        11,613,804         7,893,541
                                         --------------    --------------    --------------    --------------

OPERATING EXPENSES
  Cost of revenue                             3,333,678         1,889,785         8,362,876         4,886,769
  General and administrative expenses            38,507           121,203           114,643           744,040
                                         --------------    --------------    --------------    --------------
                                              3,372,185         2,010,988         8,477,519         5,630,809
                                         --------------    --------------    --------------    --------------

INCOME FROM OPERATIONS                        1,006,828           764,957         3,136,285         2,262,732
                                         --------------    --------------    --------------    --------------

OTHER INCOME
  Rental income                                   3,770             3,691            11,248            10,951
  Interest income                                   160                85               423               302
                                         --------------    --------------    --------------    --------------
                                                  3,930             3,776            11,671            11,253
                                         --------------    --------------    --------------    --------------

INCOME BEFORE INCOME TAXES                    1,010,758           768,733         3,147,956         2,273,985

INCOME TAXES                                    378,845           234,642         1,085,311           725,077
                                         --------------    --------------    --------------    --------------

NET INCOME                               $      631,913    $      534,091    $    2,062,645    $    1,548,908
                                         ==============    ==============    ==============    ==============

                 See accompanying notes to financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                       STATEMENTS OF COMPREHENSIVE INCOME
           FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005 AND
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                                   (UNAUDITED)

                                            Three Months      Three Months       Nine Months      Nine Months
                                                Ended             Ended             Ended            Ended
                                            September 30,     September 30,     September 30,     September 30,
                                                2006              2005              2006             2005
                                           --------------    --------------    --------------    --------------
NET INCOME                                 $      631,913    $      534,091    $    2,062,645    $    1,548,908

OTHER COMPREHENSIVE INCOME
 Foreign currency translation adjustment           41,742            97,598            77,168            97,795
                                           --------------    --------------    --------------    --------------

COMPREHENSIVE INCOME                       $      673,655    $      631,689    $    2,139,813    $    1,646,703
                                           ==============    ==============    ==============    ==============

                 See accompanying notes to financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                        STATEMENT OF STOCKHOLDERS' EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                                     Retained Earnings - Appropriated
                                                                     --------------------------------
                                                                                        Statutory
                                                       Retained         Statutory         Public       Cumulative
                                         Paid-in       Earnings -         Common          Welfare      Translation
                                         Capital     Unappropriated    Reserve Fund        Fund         Adjustment         Total
                                      ------------    ------------     ------------    ------------    ------------    ------------
BALANCE AT DECEMBER 31, 2005
  (AUDITED)                           $  1,329,592    $  3,102,994     $    365,496    $    182,748    $     99,929    $  5,080,759

Capital contribution                            --              --               --              --              --              --

Dividend distribution                           --      (3,172,200)              --              --              --      (3,172,200)

Cumulative translation adjustment               --              --               --              --          77,168          77,168

Transfer to reserve funds                       --        (309,397)         206,265         103,132              --              --

Net income for the nine months ended
  September 30, 2006                            --       2,062,645               --              --              --       2,062,645
                                      ------------    ------------     ------------    ------------    ------------    ------------

BALANCE AT SEPTEMBER 30, 2006
  (UNAUDITED)                         $  1,329,592    $  1,684,042     $    571,761    $    285,880    $    177,097    $  4,048,372
                                      ============    ============     ============    ============    ============    ============

                 See accompanying notes to financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                            STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                                   (UNAUDITED)

                                                        2006            2005
                                                    -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                        $ 2,062,645     $ 1,548,908
  Adjustments to reconcile net income
    to net cash provided by operating activities
      Depreciation and amortization                      47,153          45,827
      (Increase) decrease in assets
        Accounts receivable                              (5,118)         93,424
        Prepayments and other receivables                33,432           3,364
        Inventories                                     392,559          32,701
      Increase (decrease) in liabilities
        Accounts payable and accrued expenses           327,736         (99,323)
        Taxes payable                                    79,359          39,966
                                                    -----------     -----------

  Net cash provided by operating activities           2,937,766       1,664,867
                                                    -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property, plant and equipment                  --         (13,823)
                                                    -----------     -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Decrease in due to/from related party                (624,900)       (609,917)
  Dividend distribution                              (3,186,990)             --
                                                    -----------     -----------

  Net cash used in financing activities              (3,811,890)       (609,917)
                                                    -----------     -----------

EFFECTS OF EXCHANGE RATE CHANGE ON CASH                  54,352          61,989
                                                    -----------     -----------

NET INCREASE (DECREASE) IN CASH                        (819,772)      1,103,116

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD       3,132,607       1,771,013
                                                    -----------     -----------

CASH AND CASH EQUIVALENTS - END OF PERIOD           $ 2,312,835     $ 2,874,129
                                                    ===========     ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION
    Cash paid during the period for:

      Income taxes                                  $ 1,036,024     $   710,227
                                                    ===========     ===========

                 See accompanying notes to financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2006 AND 2005
                                   (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Shouguang Yuxin Chemical Industry Co., Limited (the "Company"), was incorporated in Shouguang City, Shangdong Province, the People's Republic of China (the "PRC") on October 30, 2000 for the purpose of manufacturing chemical products for use in the oil industry and paper manufacturing industry. Operations commenced in January 2004.

Reporting Currency

The Company's functional currency is Renminibi ("RMB"); however, the reporting currency is the United States dollar ("USD").

Revenue Recognition

In accordance with Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. Subject to these criteria, the Company generally recognizes revenue at the time goods are delivered to the customer, and when the customer takes ownership and assumes risk of loss based on shipping terms.

Maintenance service income for oil pipelines is recognized when services are rendered.

Rental income is recognized on the straight-line basis over the terms of the rental agreement.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management's knowledge and experience. The more significant areas requiring the use of management estimates and assumptions relate to mineral reserves that are the basis for future cash flow estimates and units-of-production depreciation and amortization calculations. Accordingly, actual results could differ from those estimates.

Foreign Currency Translation

Assets and liabilities of the Company have been translated using the exchange rate at the balance sheet date. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Comprehensive Income

The Company follows the Statement of Financial Accounting Standard ("SFAS") No. 130, Reporting Comprehensive Income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Fair Value of Financial Instruments

The fair value of financial instruments classified as current assets or liabilities, including cash, receivables and payables, approximates carrying value due to the short-term maturity of the instruments.

Cash Equivalents

The Company considers all short-term securities purchased with a maturity of three months or less to be cash equivalents.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2006 AND 2005
                                   (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk

Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash and accounts receivable. The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure. Concentrations of credit risk with respect to accounts receivable are limited since the Company performs ongoing credit evaluations of its customers' financial condition and due to the generally short payment terms.

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, the Company has not provided for an allowance for doubtful accounts. As amounts become uncollectible, they will be charged to an allowance or operations in the period when a determination of uncollectibility is made.

Asset Retirement Obligation

The Company follows SFAS No. 143, Accounting for Asset Retirement Obligations, which established a uniform methodology for accounting for estimated reclamation and abandonment costs. SFAS No. 143 requires the fair value of a liability for an asset retirement obligation to be recognized in the period in which the legal obligation associated with the retirement of the long-lived asset is incurred. When the liability is initially recorded, the offset is capitalized by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. To settle the liability, the obligation is paid, and to the extent there is a difference between the liability and the amount of cash paid, a gain or loss upon settlement is recorded. Currently, there are no reclamation or abandonment obligations associated with the land being utilized for exploitation.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is provided to write off the cost of property, plant and equipment over their estimated useful lives using the straight-line method at the following rates per annum:

          Buildings                                           20 years
          Plant and machinery                                  8 years
          Office furniture and equipment                       8 years
          Motor vehicles                                       5 years

The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognized in the income statement.

Prepaid Land Lease

Prepaid land lease is stated at cost and amortized over the period of the lease on the straight-line basis.

Inventories

Inventories consist of finished goods and raw materials. Raw materials are used in the production of chemical products, oilfield chemical additives, paper making chemicals and pesticide intermediates. Inventories are stated at the lower of cost and net realizable value. Cost which comprises direct materials and, where applicable, direct labor costs and those overhead costs that have been incurred in bringing the inventories and work in progress to their present locations and condition, is calculated using the first-in, first-out method. Net realizable value is based on estimated selling prices less estimated selling expenses.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2006 AND 2005
                                   (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Under the liability method, deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Employee Benefits

The Company participates in employee social security plans, including pension, medical, housing and other welfare benefits, organized by the government authorities in accordance with relevant regulations. Except for the above social security benefits, the Company has no additional commitment to other employee welfare benefits.

According to the relevant regulations, premium and welfare benefit contributions are remitted to the social welfare authorities and are calculated based on percentages of the total salary of employees, subject to a certain ceiling. Contributions to the plans are charged to the income statement as incurred, which was approximately $5,000 for the three months ended September 2006 and 2005, and $15,000 for the nine months ended September 30, 2006 and 2005.

Start-up Costs

Start-up costs are expensed when incurred.

Advertising Costs

Advertising costs are expensed as incurred.

Shipping and Handling Fees and Costs

The Company follows Emerging Issues Task Force ("EITF") No. 00-10, Accounting for Shipping and Handling Fees and Costs. The Company does not charge its customers for shipping and handling. The Company classifies shipping and handling costs as part of the cost of net sales. For the three months ended September 30, 2006 and 2005, shipping and handling costs were $67,040 and $62,768 and for the nine months ended September 30, 2006 and 2005, shipping and handling costs were $197,023 and $185,019.

Recoverability of Long Lived Assets

The Company follows SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company is not aware of any events or circumstances which indicate the existence of an impairment which would be material to the Company's annual financial statements.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2006 AND 2005
                                   (UNAUDITED)

NOTE 2 - INVENTORIES

Inventories consist of the following:

                                                        2006             2005
                                                    ------------    ------------
Raw materials                                       $    311,475    $    723,824
Finished goods                                           108,211          76,724
                                                    ------------    ------------

                                                    $    419,686    $    800,548
                                                    ============    ============

NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

                                                         2006            2005
                                                    ------------    ------------
Buildings                                           $    847,587    $    830,180
Plant and machinery                                       53,932          52,824
Office furniture and equipment                            55,004          53,874
Motor vehicles                                            50,006          48,980
                                                    ------------    ------------
                                                       1,006,529         985,858
Less: Accumulated depreciation                           216,153         165,305
                                                    ------------    ------------

                                                    $    790,376    $    820,553
                                                    ============    ============

Depreciation and amortization expense was $15,536 and $15,274 for the three months ended September 30, 2006 and 2005, and $47,153 and $45,827 for the nine months ended September 30, 2006 and 2005.

NOTE 4 - PREPAID LAND LEASE

The prepaid land lease represents land use rights granted for the usage of a piece of land located in the PRC for a term of 50 years. The prepaid lease is amortized on a straight-line basis over the term of the lease.

NOTE 5 - DUE FROM RELATED PARTIES

Amounts represent receivables due from three companies whose shareholder and director is also a shareholder and director of the Company. The amounts due are unsecured with no stated repayment terms.

NOTE 6 - DUE TO DIRECTOR

The amount due is unsecured, interest-free and with no stated repayment terms.

                 SHOUGUANG YUXIN CHEMICAL INDUSTRY CO., LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2006 AND 2005
                                   (UNAUDITED)

NOTE 7 - RETAINED EARNINGS - APPROPRIATED

In accordance with the relevant PRC regulations and the Company's Articles of Association, the Company is required to allocate its profit after tax to the following reserves:

Statutory Common Reserve Funds

The Company is required each year to transfer 10% of the profit after tax as reported under the PRC statutory financial statements to the statutory common reserve funds until the balance reaches 50% of the registered share capital. This reserve can be used to make up any loss incurred or to increase share capital. Except for the reduction of losses incurred, any other application should not result in this reserve balance falling below 25% of the registered capital.

Statutory Public Welfare Funds

The Company is required each year to transfer 5% of the profit after tax as reported under the PRC statutory financial statements to the statutory public welfare funds. This reserve is restricted to capital expenditure for employees' collective welfare facilities that are owned by the Company. The statutory public welfare funds are not available for distribution to the shareholders (except on liquidation). Once capital expenditure for staff welfare facilities has been made, an equivalent amount must be transferred from the statutory public welfare funds to the discretionary common reserve funds.

NOTE 8 - INCOME TAXES

As discussed in Note 1, the Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS No. 109. The statutory PRC tax rate is equivalent to the Company's effective tax rate. No provision for deferred taxes has been made as there were no material temporary differences at September 30, 2006.

NOTE 9 - MAJOR SUPPLIER

During 2006, the Company purchased 55% of its products from four suppliers. At September 30, 2006, amounts due to those suppliers included in accounts payable were $113,940. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.

NOTE 10 - CUSTOMER CONCENTRATION

The Company sells a substantial portion of its product to a limited number of customers. During the nine months ended September 30, 2006, sales to the Company's four largest customers, based on net sales made to such customers, aggregated $9,264,408, or approximately 81% of total net sales, and sales to the Company's largest customer represented approximately 37% of total net sales. At September 30, 2006, amounts due from these customers were $35,911. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.